     As filed with the Securities and Exchange Commission on July 30, 2003

                                                  Registration No. 333-_________

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              -------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              -------------------

                        CHILDTIME LEARNING CENTERS, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Michigan                                38-3261854
   ------------------------------------------       ----------------------------
        (State or other jurisdiction of                  (I.R.S. Employer
         incorporation or organization)                 Identification No.)

    21333 Haggerty Road, Suite 300, Novi, MI                  48375
   ------------------------------------------       ----------------------------
    (Address of Principal Executive Offices)                (Zip Code)

         CHILDTIME LEARNING CENTERS, INC. 2003 EQUITY COMPENSATION PLAN
--------------------------------------------------------------------------------
                            (Full title of the plan)

                               Frank M. Jerneycic,
                      Chief Financial Officer and Treasurer
                        Childtime Learning Centers, Inc.
                         21333 Haggerty Road, Suite 300
                              Novi, Michigan 48375
                     --------------------------------------
                     (Name and address of agent for service)

                                 (248) 697-9000
 -------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

=====================================================================================================================
                                                                               Proposed
                                                        Proposed                Maximum
    Title of securities         Amount to be        Maximum offering      aggregate offering          Amount of
     to be registered            registered          price per share             price            registration fee
---------------------------------------------------------------------------------------------------------------------
Common Stock (1)            1,500,000 shares           $2.2235 (2)           $ 3,335,250.00          $   270.00
=====================================================================================================================

(1)      No par value per share.
(2) Calculated pursuant to Rule 457(h) solely for the purpose of computing the registration fee and based on the average of the high and low sales prices of the common stock, as quoted on The Nasdaq National Market on July 29, 2003.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents have been filed by the Registrant with the Securities and Exchange Commission (the "Commission") and are incorporated by reference herein:

         1. The Annual Report of the Registrant on Form 10-K for the fiscal year ended March 28, 2003, as filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         2. The Current Report on Form 8-K, dated April 15, 2003, the Current Report on Form 8-K, dated May 13, 2003, the Current Report on Form 8-K, dated May 16, 2003 and the Current Report on Form 8-K, dated June 27, 2003, all as filed with the Commission pursuant to the Exchange Act; and all other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year ended March 28, 2003.

         3. The description of Common Stock of the Registrant contained in the Registrant's Prospectus dated April 15, 2003, filed with the Commission on April 15, 2003 pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), which Prospectus constitutes a part of the Registrant's Registration Statement on Form S-1 (File No. 333-103397), filed February 24, 2003, including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act before the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from their respective dates of filing. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for the purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant is a Michigan corporation. Section 561 of the Michigan Business Corporation Act (the "Act") empowers a corporation to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no cause to believe his conduct was unlawful.

         Section 562 of the Act empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted under similar standards, except that no indemnification may be made in respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought, or another court of competent jurisdiction, shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

         Section 563 of the Act further provides that to the extent a director or officer of a corporation has been successful in the defense of any action, suit or proceeding referred to in Sections 561 and 562 or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

         The Registrant's Bylaws provide that the Registrant shall indemnify to the fullest extent permitted by the Act any person whom the Registrant may indemnify thereunder. In addition, the Company's Restated Articles of Incorporation provide for the limitation to the extent permitted by the Act of personal liability of the Registrant's directors to the Registrant and the Registrant's shareholders for monetary damages for breach of fiduciary duty as directors of the Registrant.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         4.1      Restated Articles of Incorporation of the Registrant, filed as
                  Exhibit 3.2 to the Registrant's Form S-1 Registration Statement (Registration No. 33-99596), are incorporated herein by reference.

         4.2 Certificate of Amendment to Restated Articles of Incorporation of the Registrant, filed as Exhibit 3.1 to the Registrant's Current Report on Form 8-K (filed with the Securities and Exchange Commission on January 8, 2003), is incorporated herein by reference.

         4.3 Certificate of Amendment to Restated Articles of Incorporation of the Registrant, filed as Exhibit 3.1 to the Registrant's Current Report on Form 8-K (filed with the Securities and Exchange Commission on March 20, 2003), is incorporated herein by reference.

         4.4 Restated Bylaws of the Registrant, filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended July 19, 2002, are incorporated herein by reference.

         5.1      Opinion of Honigman Miller Schwartz and Cohn LLP.

         23.1     Consent of PricewaterhouseCoopers LLP.

         23.2 Consent of Honigman Miller Schwartz and Cohn LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

         24.1 Powers of Attorney (included after the signature of the Registrant contained on page 6 of this Registration Statement).

         99.1     Childtime Learning Centers, Inc. 2003 Equity Compensation
                  Plan.

ITEM 9. UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Novi, State of Michigan, on July 30, 2003.

                                 CHILDTIME LEARNING CENTERS, INC.


                                 By:  /s/ FRANK M. JERNEYCIC
                                    --------------------------------------------
                                      Frank M. Jerneycic,
                                      Its: Chief Financial Officer and Treasurer

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of CHILDTIME LEARNING CENTERS, INC., hereby severally constitute and appoint William D. Davis and Frank M. Jerneycic, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below any and all amendments to this Registration Statement and generally to do all such things in our names and on our behalf in our capacities as officers and directors of CHILDTIME LEARNING CENTERS, INC. to enable CHILDTIME LEARNING CENTERS, INC. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or either of them, to this Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

              Signature                                         Title                                   Date
              ---------                                         -----                                   ----

/S/ WILLIAM D. DAVIS                             President, Chief Executive Officer
------------------------------------         and Director (Principal Executive Officer)        July 30, 2003
          William D. Davis


/S/ FRANK M. JERNEYCIC                          Chief Financial Officer and Treasurer          July 30, 2003
------------------------------------                 (Principal Financial Officer
         Frank M. Jerneycic                       and Principal Accounting Officer)


/S/ BENJAMIN R. JACOBSON                                Chairman of the Board                  July 30, 2003
------------------------------------
        Benjamin R. Jacobson


/S/ JASON K. FELD                                             Director                         July 30, 2003
------------------------------------
           Jason K. Feld


                                                              Director                         July 30, 2003
------------------------------------
           Paula L. Gavin


/S/ KENNETH JOHNSSON                                          Director                         July 30, 2003
------------------------------------
          Kenneth Johnsson


/S/ GEORGE A. KELLNER                                         Director                         July 30, 2003
------------------------------------
         George A. Kellner


/S/ JAMES J. MORGAN                                           Director                         July 30, 2003
------------------------------------
         James J. Morgan


/S/ BRETT D. SHEVACK                                          Director                         July 30, 2003
------------------------------------
          Brett D. Shevack

                                INDEX TO EXHIBITS

        Exhibit
        Number                              Description
        ------                              -----------

         4.1      Restated Articles of Incorporation of the Registrant, filed as
                  Exhibit 3.2 to the Registrant's Form S-1 Registration Statement (Registration No. 33-99596), are incorporated herein by reference.

         4.2 Certificate of Amendment to Restated Articles of Incorporation of the Registrant, filed as Exhibit 3.1 to the Registrant's Current Report on Form 8-K (filed with the Securities and Exchange Commission on January 8, 2003), is incorporated herein by reference.

         4.3 Certificate of Amendment to Restated Articles of Incorporation of the Registrant, filed as Exhibit 3.1 to the Registrant's Current Report on Form 8-K (filed with the Securities and Exchange Commission on March 20, 2003), is incorporated herein by reference.

         4.4 Restated Bylaws of the Registrant, filed as Exhibit 3.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended July 19, 2002, are incorporated herein by reference.

         5.1      Opinion of Honigman Miller Schwartz and Cohn LLP.

         23.1     Consent of PricewaterhouseCoopers LLP.

         23.2 Consent of Honigman Miller Schwartz and Cohn LLP (included in the opinion filed as Exhibit 5.1 to this Registration Statement).

         24.1 Powers of Attorney (included after the signature of the Registrant contained on page 6 of this Registration Statement).

         99.1     Childtime Learning Centers, Inc. 2003 Equity Compensation
                  Plan.